Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                         41
Due Period                                             01-Feb-99
Distribution Date                                      12-Mar-99
Payment Date                                           15-Mar-99

*** Trust Portfolio Summary ***

Annualized Cash Yield                                     19.73%
Annualized Gross Losses                                   -8.22%
Annualized Portfolio Yield                                11.51%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                            229844184.69
     30 -   59 days (%)                                    5.22%
     60 -   89 days ($)                              82295780.46
     60 -   89 days (%)                                    1.87%
     90 - 119 days ($)                               53354001.39
     90 - 119 days (%)                                     1.21%
   120 - 149 days ($)                                45178359.82
   120 - 149 days (%)                                      1.03%
   150 - 179 days ($)                                36551846.77
   150 - 179 days (%)                                      0.83%
   180 - 209 days ($)                                33699409.68
   180 - 209 days (%)                                      0.77%
   210 - 239 days ($)                                35667318.84
   210 - 239 days (%)                                      0.81%
   240 - 269 days ($)                                34479153.01
   240 - 269 days (%)                                      0.78%
   270 - 299 days ($)                                31761575.44
   270 - 299 days (%)                                      0.72%
            300+ days  ($)                            7304091.04
            300+ days (%)                                  0.17%


Additional Balances on Existing Credit Lines       65,238,851.09
(draws - principal only)
Principal Collections                             147,156,505.94
Defaulted Receivables                              30,888,079.43
Finance Charge  & Administrative Collections       72,986,564.53
Recoveries                                          1,190,177.00


Average Principal Balance                       4,511,565,896.33
Personal Homeowner Lines as % of Total                    28.25%
Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                   16
Distribution Date:                                      03/12/99
Payment Date:                                           03/15/99
Collection Period Beginning:                            02/01/99
Collection Period Ending:                               02/28/99
Note and Certificate Accrual Beginning:                 02/16/99
Note and Certificate Accrual Ending:                    03/15/99
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation               8.2527%
Invested Amount
OC Balance as % of Ending Participation                  8.4857%
Invested Amount
OC Balance as % of Ending Participation                  8.0507%
Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.                0
Invstd. Amt. Test
Is the MAP Over?                                               0
Is this the Early Amortization Period?                         0

Interest Allocation Percentage Calculation:
Numerator                                        $814,048,549.53
Denominator - Component (x) - Aggregate         $4,511,565,896.3
Receivables & Partc. Interest                                  3
Denominator - Component (y) - Aggregate         $4,033,800,935.5
Numerators                                                     7
Applicable Interest Allocation Percentage                 18.04%

Principal Allocation Percentage Calculation:
Numerator                                        $814,048,549.53
Denominator - Component (x) - Aggregate         $4,511,565,896.3
Receivables & Partc. Interest                                  3
Denominator - Component (y) - Aggregate         $4,049,617,097.5
Numerators                                                     4
Applicable Principal Allocation Percentage                18.04%

Default Allocation Percentage Calculation:
Numerator                                        $814,048,549.53
Denominator - Component (x) - Aggregate         $4,511,565,896.3
Receivables & Partc. Interest                                  3
Denominator - Component (y) - Aggregate         $4,033,800,935.5
Numerators                                                     7
Default Allocation Percentage (Floating                   18.04%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested Amount     $17,909,068.09
Series Participation Interest Default Amount       $5,573,319.07
(Sec. 4.11 (a)(iii))
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.     $12,335,749.02
over (ii) Series Part. Interest Default Amount
Minimum Principal Amount                          $12,335,749.02

Investor Principal Collections                    $14,780,887.53
Investor Finance Charge and Admin. Collections    $13,384,148.71
(4.11a)
Investor Allocated Defaulted Amounts               $5,573,319.07

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal         $814,069,131.00
Balance
Beginning Participation Invested Amount          $814,048,549.53
Ending Participation Unpaid Principal Balance    $793,714,924.39
Ending Participation Invested Amount             $793,694,342.92

Beginning Participation Unpaid Principal           $3,957,280.50
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due $2,930,255.78 Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 150bps per           $169,593.45
annum prior to 12/98, 25bps per annum
thereafter
Participation Interest Distribution Amount         $3,957,280.50

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections    $13,384,148.71
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.             $0.00
4.11 (a)(i)
Series Participation Interest  Monthly Interest    $3,957,280.50
(Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount       $5,573,319.07
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-           $0.00
Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11    $1,356,747.59
(a)(v))
Excess (Sec. 4.11 (a)(vi))                         $2,496,801.54

Reconciliation Check                                       $0.00

Series Participation Interest Monthly Principal   $20,354,206.61

Beginning Unreimbursed Participation Interest              $0.00
Charge-Offs
Series Participation Interest Charge-Offs                  $0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-           $0.00
Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                 $0.00
Charge-Offs

Available Investor Principal Collections          $20,354,206.61
Participation Interest Distribution Amount         $3,957,280.50
Series Participation Interest Charge-Offs                  $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due $2,930,255.78 Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                    $1,027,024.72
Beginning Net Charge-Offs                                  $0.00
Reversals                                                  $0.00

+Available Investor Principal Collections         $20,354,206.61
+Series Participation Interest Charge Offs                 $0.00
+ Lesser of Excess Interest and Carryover                  $0.00
Charge Offs

Optimum Monthly Principal                         $20,354,206.61
Are the Notes Retired ?                                    $0.00
Accelerated Principal Payment                        $169,593.45

Beginning Class A-1 Security Balance             $509,867,484.19
Beginning Class A-2 Security Balance              $48,000,000.00
Beginning Class A-3 Security Balance              $90,000,000.00
Beginning Class B Security Balance                $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount plus APP   $67,350,658.79
Beginning Class A-1 Adjusted Balance             $509,867,484.19
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certficate Adjusted Balance             $42,000,000.00
Beginning Overcollateralization Amount plus APP   $67,350,658.79
Class A-1 Balance After Payment pursuant to      $489,513,277.58
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to       $48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to       $90,000,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to         $57,000,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to $42,000,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance      $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      $30,000,000.00
Class B Minimum Adjusted Principal Balance        $19,000,000.00
Certificate Minimum Adjusted Principal Balance    $14,000,000.00
Minimum Overcollateralization Amount              $17,000,000.00
Certificate Minimum Balance Target                 $8,017,106.56
Scheduled Certificate Payment to Certificate      $33,982,893.44
Minimum Balance Target
Class A-1 Targeted Balance                       $412,721,058.32
Class A-2 Targeted Balance                        $10,514,158.46
Class A-3 Targeted Balance                        $65,694,423.04
Class B Targeted Balance                          $43,158,442.18
Certificate Targeted Balance                      $41,717,046.19
Class A-1:  Payment Required to get to Target     $97,146,425.87
Class A-2: Payment Required to get to Target $32,000,000.00 or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target $24,305,576.96 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or $13,841,557.82 Minimum Adjusted Balance
Certificate: Payment Required to get to Target       $282,953.81
or Minimum Adjusted Balance
OC: Payment to get to Minimum                     $50,350,658.79
Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;
Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                    1
Remittances on the Participation                  $24,311,487.11

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -       $1,956,220.05
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -        $188,122.68
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -        $360,155.03
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -          $238,785.68
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield       $186,972.35
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal        $20,354,206.61
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                  $0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid              $0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal              $0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                     $0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal            $169,593.45
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                  $0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                  $0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                  $0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                  $0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                    $0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                    $0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                  $0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                  $0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                    $0.00
(a)(vi)(d)
        Pay Certificates up to Certificate Min.            $0.00
Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                 $0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05         $857,431.27
(a)(vii)

Total Reconciliation Check                                 $0.00
(should equal $0.00)
Accelerated Principal Reconciliation                       $0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                   $0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance        $509,867,484.19
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B     Note Security Balance       $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $67,181,065.34
Beginning Class A-1 Adjusted Balance             $509,867,484.19
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B    Adjusted Balance             $57,000,000.00
Beginning Certficate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount            $67,181,065.34
Ending Class A-1 Note Security Balance           $489,343,684.13
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B    Note Security Balance           $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,350,658.79
Ending Class A-1 Adjusted Balance                $489,343,684.13
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B    Adjusted Balance                $57,000,000.00
Ending Certficate  Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,350,658.79
Class A-1 Note Rate Capped at 12.5%                    5.115630%
Class A-2 Note Rate Capped at 14.0%                    5.225630%
Class A-3 Note Rate Capped at 14.0%                    5.335630%
Class B    Note Rate Capped at 14.0%                   5.585630%
Certificate Rate Capped at 15.0%                       5.935630%
Class A-1 Interest Due                             $1,956,220.05
Class A-2 Interest Due                               $188,122.68
Class A-3 Interest Due                               $360,155.03
Class B Interest Due                                 $238,785.68
Certificate Yield  Due                               $186,972.35
Class A-1 Interest Paid                            $1,956,220.05
Class A-2 Interest Paid                              $188,122.68
Class A-3 Interest Paid                              $360,155.03
Class B Interest Paid                                $238,785.68
Certificate Yield Paid                               $186,972.35
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B     Unpaid Interest                                $0.00
Certificate Unpaid Yield                                   $0.00
Class A-1 Principal Paid                          $20,523,800.06
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B    Principal Paid                                  $0.00
Certificate    Principal Paid                              $0.00
OC           Principal Paid                                $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B    Net Charge-Off                        $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $169,593.45
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B     Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               5.1594%
Amount (Beginning of Month)

Designated Certificate / Certificate Security
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $420,000.00
Principal Payments in Respect of  Designated               $0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month               $420,000.00
Yield Payments in Respect of Designated                $1,869.72
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated          $16,181,065.34
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))        $169,593.45
Payments to Holder of Designated Certificate in            $0.00
respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated          $16,350,658.79
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $51,000,000.00
(Beginning of Month)
Payments to Designated Certificates in                     $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount      $51,000,000.00
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $857,431.27



Monthly Security  Report
Household Consumer Loan Trust 1997-2

Distribution Date                                       03/12/99
Payment Date:                                           03/15/99
Collection Period Beginning                             02/01/99
Collection Period Ending:                               02/28/99
Note and Certificate Accrual Beginning:                 02/16/99
Note and Certificate Accrual Ending:                    03/15/99


Ending Pool Principal Balance                   $4,398,985,380.5
                                                               1
Series 1997-1 Participation Invested Amount      $793,694,342.92
Seller Amount                                    $466,331,476.79
Remittances on the Participation                  $24,311,487.11
Optimum Monthly Principal                         $20,354,206.61
Accelerated Principal Payment                        $169,593.45
Beginning Class A-1 Note Security Balance        $509,867,484.19
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B Note Security Balance           $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $67,181,065.34
Beginning Class A-1 Adjusted Balance             $509,867,484.19
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certificate  Adjusted Balance           $42,000,000.00
Beginning Overcollateralization Amount            $67,181,065.34
Ending Class A-1 Note Security Balance           $489,343,684.13
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B Note Security Balance              $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,350,658.79
Ending Class A-1 Adjusted Balance                $489,343,684.13
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B Adjusted Balance                   $57,000,000.00
Ending Certificate  Adjusted Balance              $42,000,000.00
Ending Overcollateralization Amount               $67,350,658.79
Class A-1 Note Rate Capped at 12.5%                   5.1156300%
Class A-2 Note Rate Capped at 14.0%                   5.2256300%
Class A-3 Note Rate Capped at 14.0%                   5.3356300%
Class B    Note Rate Capped at 14.0%                  5.5856300%
Certificate Rate Capped at 15.0%                      5.9356300%
Class A-1 Interest Due                             $1,956,220.05
Class A-2 Interest Due                               $188,122.68
Class A-3 Interest Due                               $360,155.03
Class B Interest Due                                 $238,785.68
Certificate Yield  Due                               $186,972.35
Class A-1 Interest Paid                            $1,956,220.05
Class A-2 Interest Paid                              $188,122.68
Class A-3 Interest Paid                              $360,155.03
Class B Interest Paid                                $238,785.68
Certificate Yield Paid                               $186,972.35
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B Unpaid Interest                                    $0.00
Cetificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                          $20,523,800.06
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B Principal Paid                                     $0.00
Certificate  Principal Paid                                $0.00
OC Principal Paid                                          $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $169,593.45
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Interest paid per $1,000 Class A-1                     $2.144978
Principal paid per $1,000 Class A-1                   $22.504167
Interest paid per $1,000 Class A-2                     $3.919223
Principal paid per $1,000 Class A-2                    $0.000000
Interest paid per $1,000 Class A-3                     $4.001723
Principal paid per $1,000 Class A-3                    $0.000000
Interest paid per $1,000 Class B                       $4.189223
Principal paid per $1,000 Class B                      $0.000000
Yield Paid per $1,000 Certificate                      $4.451723
Principal Paid per $1,000 Certificate                  $0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-2

Distribution Date                                      15-Mar-99
Due Period                                                Feb-99
Monthly Payment Rate (including charge offs)               3.95%
Monthly Draw Rate                                          1.45%
Monthly Net Payment Rate                                   2.50%
Actual Payment Rate                                        2.50%

Annualized Cash Yield                                     19.73%
Annualized Gross Losses                                    8.22%
Annualized Portfolio Yield                                11.51%
Weighted Coupon                                            5.23%
Excess Servicing                                           6.28%


Ending Overcollateralization Percentage (3 mo              8.26%
avg)
Trigger Level                                              4.25%
Excess Overcollateralization                               4.01%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              5.22%
      60-89 days (Del Stat 2)                              1.87%
      90+ days (Del Stat 3+)                               6.32%

Total Participation Balance (ending)                 793,714,924